WSFS Financial Corporation

Investor Summary

March 11, 2009

Stockholders or others seeking information regarding the Company may call or write:

WSFS Financial Corporation

Investor Relations

WSFS Bank Center

500 Delaware Avenue

Wilmington, DE 19801

302-571-7265

bsellers@wsfsbank.com

www.wsfsbank.com

Mark A. Turner	Stephen A. Fowle
President and Chief Executive Officer	Chief Financial Officer
302-571-7160	302-571-6833
mturner@wsfsbank.com	sfowle@wsfsbank.com

Rodger Levenson
Director of Commercial Banking
302-571-7296
rlevenson@wsfsbank.com

This report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act, that involve risk and uncertainty. It should be noted that a variety of factors could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties include, but are not limited to, the growth of the economy, interest rate movements, timely development of technology enhancements for the Company’s products and operating systems, the impact of competitive products, services and pricing, customer-based requirements, Congressional legislation, regulations, operating risk, estimates and similar matters.

Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations. WSFS Financial Corporation does not undertake and specifically disclaims any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Asset Quality

What We Don’t Have

•	Collateralized Debt Obligations (CDOs)
•	Bank Trust Preferred Securities
•	Fannie or Freddie stock or preferred securities
•	Equity Securities in Other FDIC-Insured Banks or Thrifts
•	BOLI insurance wrap issues
•	Credit Card Portfolio
•	Any meaningful sub-prime exposure
•	Any meaningful unsecured loans
•	Any construction lending greater than 10% of total loans
–	Residential CLD are only 5.7% of total loans
•	Indirect auto financing
•	Any sizeable goodwill (and no impaired goodwill at Dec. 31, 2008)

Asset Quality

Summary Points

•	Recent analyst report (dated March 2, 2009) ranked WSFS at 157 of their universe of 165 (best 10) banks and thrifts for “lowest % new problem total loans”

•	During the “housing bubble”, WSFS residential mortgage-related assets grew at 0.74% CAGR (2002-2008), compared to US mortgage debt outstanding which grew at 12%

CAGR over a similar period of time (source www.federalreserve.gov)

Asset Quality

As of December 31, 2008

Assets:			Liabilities:

			Deposits:

Cash & Equivalents	248,558	7%	Noninterest & Interest DDA	526,071	15%
Investments	587,198	17%	Money market & Savings	535,160	16%
Loans:			Sweeps	108,777	3%
1st mortgage	427,481	13%	Time (including Jumbo
Consumer	297,599	9%	CDs -customer)	645,902	19%
C & I	1,097,977	32%	Total Customer Funding	1,815,910	53%
Commercial real estate	423,431	12%	Other Jumbo CDs	103,825	3%
Construction & Land			Brokered CDs	311,394	9%
Development	228,536	7%	Total Deposits & Sweeps	2,231,129	65%
Total Gross Loans	2,475,024	72%	Borrowings	957,968	28%
Allowance for loan loss (1)	(31,189)	-1%	Other Liabilities	26,828	1%
Total Net Loans	2,443,835	71%	Total Liabilites	3,215,925	94%
Bank owned life insurance	59,337	2%	Stockholder's Equity	216,635	6%
Other assets	93,632	3%
Total Assets	3,432,560	100%	Equity	3,432,560	100%

Asset Quality

Cash

•	Cash due from banks & interest bearing accounts in other banks
–	$59 million or 2% of assets
–	Non-earning cash managed to “top quintile” levels

•	Cash in non-owned ATM’s

–	$190 million or 6% of assets
–	Cash Connect Business
•	Vault cash for non-bank ATM owners
•	Vault cash is legally a bailment – bankruptcy remote, insignificant credit risk
•	Bailment recorded as fee income; cost of funding bailment is recorded through interest expense
•	Represents 7% of WSFS 2008 revenues and 17% of earnings

Asset Quality

Investments

•	Municipal Bonds
–	$5.0 million or less than 1% of assets
–	Primarily CRA related
–	85% issued by AA-rated Delaware State Housing Authority
•	Government Agency Debt Securities
–	$45 million or 1% of assets
–	Maturity 3 years or less
•	Agency MBS “plain vanilla”
–	$195 million or 6% of assets
–	$103 million sequential pay CMO’s with no contingent cash flow
–	$92 million agency MBS with 10-15 year original final maturities
•	BBB+ Reverse Mortgage MBS
–	$11 million or less than 1% of assets
–	Cash flow significantly well ahead of schedule
–	$10.8 in remaining securities, significantly over collateralized (27%)

Asset Quality

Investments, Continued

•	Private Label MBS
–	$293 million or 9% of assets
–	All AAA at purchase
–	Currently valued at 91% of purchase price
–	75 pools – average size less than $4 million
–	85% 2005 vintage or earlier, 15% 2006 vintage
–	95%+ 15 year pass through cash flows
–	Average LTV 42% (based on scheduled amortization and initial appraised value)
–	Average FICO score at origination was greater than 700
–	Average 30 day delinquency – 0.49%
–	No sub-prime; only 11% Alt-A collateral
–	Downgrades
•	Four bonds - $11.2 million
•	Three maintained AAA rating by one of two rating agencies
•	One downgraded to BB by S&P, A3 by Moodys
•	Two of four downgraded are Alt-A bonds
•	All stress tested by two independent sources
–	No OTTI

Asset Quality

First Mortgage Loans

•	$155 million Fixed Prime or 5% of assets
•	$249 million ARM Prime or 7% of assets
–	WSFS prime mortgage delinquency (fixed and ARM) of 3.13% as of Dec. 31, 2008 Compares favorable to national delinquency rate of 5.60%
•	$17 million Sub-Prime or less than 1% of assets
–	CRA related or remaining loans from sub-prime subsidiary sold in 2002 (seasoned & paying)
–	WSFS subprime delinquency 3.20% (i.e. functionally “prime”) as of Dec. 31, 2008 Compares favorably to national delinquency rate of 23.89%
•	Net charge-offs of only $621,000 in 2008 (15 bps); of that $275,000 in 4th quarter 2008
•	Portfolio decreasing as our focus turned to selling low-margin portfolio product
–	Mortgage considered a fee generating business
•	Since September 2007, modified $2.9 million in mortgage loans to 17 customers (as of December 31, 2008)
–	As of February 28, 2009, modified $8.5 million for 44 customers
–	All currently paying

Asset Quality

Consumer Loans

•	Home Equity Installment Loans
–	$132 million or 4% of assets
–	Down slightly from $148 million as of 12/31/07 as consumers opted for HELOC’s
–	Delinquency of 0.70% (at 12/31/08) compares favorably to national level of 2.65% (at 9/30/08)
•	Home Equity Lines of Credit
–	$142 million or 4% of assets
–	Up from $108 million as of 12/31/07
–	Delinquency of 0.53% (at 12/31/08) compares favorably to national level of 1.16% (at 9/30/08)
•	Other Consumer Loans
–	Only $24 million or less than 1% of assets
–	Primarily personal lines of credit, automobile and other consumer
–	No credit card portfolio (sold in 2007)
–	Only $12 million unsecured
•	Net charge-offs of $2.4 million in 2008 (80 bps); of that $779,000 in 4th quarter 2008.
–	Charge offs reflect weakness in housing market pared with “trigger events” such as divorce, illness or job loss.

Asset Quality

Home sales in Delaware, by county

MAKE OFFER !

Number of home sales
8,000
6,000
4,000
2,000
0
7,689
4,984
2,197
1,334
4,285
2,338
2003 2004 2005 2006 2007 2008
New Castle
Kent
Sussex
Median sales price
300,000
250,000
200,000
150,000
100,000
50,000
0
$186,700
$228,000
$127,360
$210,000
$151,480
$250,000
Average days on the market
200
150
100
50
0
31
70
50
86
95
192

:e: Sussex County Association of Realtors, Prudential Fox & Roach Realtors Research Division

The News Journal

Asset Quality

Commercial & Industrial (C&I)

•	$1.1 billion or 32% of assets
•	Delinquency of 0.33%
•	Net Charge of $1.9 million in 2008 (17 bps); of that $1.4 million in 4th quarter 2008
•	Diversified by industry with no industry representing more than 10% of portfolio (Health Care & Social Assistance)
•	No significant weakness in the portfolio to date

Asset Quality

Commercial Real Estate (excluding CLD)

•	$423 million or 12% of assets

•	Delinquency of 0.84%

•	Net Charge-offs of $903,000 in 2008 (21 bps); of that $546,000 in 4th Quarter 2008

•	Diversified by property type with no type representing more than 18.5% of portfolio (Office)

•	No significant weakness in the portfolio to date

Asset Quality

Construction & Land Development (CLD)

•	Commercial CLD
–	$87 million or 3% of assets
–	3.5% of loan portfolio
•	Residential CLD
–	$142 million or 4% of assets
–	5.7% of loan portfolio

•	Diversified geographically
–	largest concentration Sussex County, DE; $40 million or 1.6% of loans

•	Only $44 million in land hold loans
•	In 2005 implemented size and concentration limits on this portfolio as evidence of housing bubble increased
–	Average residential CLD loan size - $1.4 million
–	Only eight loans in excess of $5 million
–	Largest CLD project $11 million (more than 1 loan/borrower)

•	Most challenging sector of local economy
–	Delinquency of 5.96%
–	Net charge offs of $11.3 million in 2008 (494 bps); of that $9.8 million in 4th quarter 2008

Asset Quality

Other Assets

•	Bank Owned Life Insurance (BOLI)
–	$59 million or 2% of assets
–	No wrap issues (no cap on amount of loss that will be wrapped)
–	Wrap provider is Royal Bank of Canada (AA rated)
–	Underlying investments – PIMCO and Smith Breeden
–	Crediting rate anticipated lower in 2009 than in 2008. Currently: 1.5%
–	Provided earnings of $1.8 million in 2008, $208,000 in 4th quarter 2008

•	FHLB Pittsburgh Stock
–	$39 million or 1% of assets
–	Suspended dividends and redemptions as of December 23, 2008
–	Provided earnings of $1.5 million in 2008, $237,000 in 4th quarter 2008

•	Goodwill and Other Intangibles
–	Only $16 million or less than 1% of assets
–	From acquisition of Cypress (asset management), ATM business, 1st Reverse Financial Services (Reverse Mortgage), 6 branch acquisition
–	No Impairment charge taken
•	Evaluated extensively as of December 31, 2008

Funding

Customer Deposits

•	$1.1 billion in Core Deposits
–	62% of customer deposits
–	Increased nearly $100 million, or greater than 10% from 2007 level

•	$646 million in Customer Time Deposits
–	Increased nearly $129 million, or greater than 25% from 2007 level
•	Completed branch acquisition in 4th quarter of 2008
–	Increased deposit balances by approximately $96 million
–	More than 9,600 customer deposit accounts acquired
•	This growth despite significant rate competition during 2008 particularly from large national banks in our market
•	FDIC insurance estimated to increase from $700,000 in 2008 to approximately $3.0 million in 2009
–	Does not include any special assessment (at 20bps estimated to be $3.7 million)

Funding

Wholesale – Well diversified, with significant capacity available

•	Other Jumbo CD’S
–	$104 million
–	Exception-priced CD’s from in-market
–	Comparable pricing to wholesale funding
•	Brokered Deposits
–	$311 million
•	FHLB Advances
–	$816 million
–	Down from $898 million as of December 31, 2007
•	Trust Preferred Borrowing
–	$67 million
–	Refinanced in 2005
–	LIBOR + 177 pricing
•	Other Borrowings
–	$184 million
–	Includes fed funds, repos

Equity/Capital

•	$217 million at December 31, 2008
–	Up from $211 million as of December 31, 2007
–	6.3% of assets
•	Tangible common equity ratio – 5.9% of tangible assets
•	Regulatory capital ratios above “well capitalized” under all	measures

	Reported	Proforma (1)	Well-Capitalized

Core Capital	8.0%	9.5%	5.0%
Tier I Capital	9.9%	11.8%	6.0%
Risk-based Capital	11.0%	12.9%	10.0%

(1)	Proforma for January 23, 2009 CPP funding if we infused all $52.6 million to the Bank

Liquidity

Liquidity Initiatives

Initiative	Timing	Impact (MM)

2008
Branch Purchase	Oct 08	$ 96
One Day CD Sale	Sep 08	50
New Branch Investment	Jan-Dec 08	23
CDARS	Jan-Dec 08	5
Municipal Deposits	Jan-Dec 08	26
Other Organic Deposit Growth	Jan-Dec 08	75

2009
TLGP TAG Deposit	Jan 09	26
TLGP Guarantee Debt	Feb 09	30
CPP	Jan 09	52
Total Liquidity Initiatives over 13 months		$383

Market Opportunities

Potential for significant disruption/distraction among major market competitors

Delaware (June 30 ,2008)

Rank	Institution	Branch Count	Total Deposits in Market	Total Market Share
1	Wilmington Trust Corp. (DE)	43	7,784,000	39.7%
2	Wachovia/Wells Fargo & Company (CA)	21	3,283,229	16.61%
3	PNC Financial Services Group	46	2,457,308	12.43%
4	WSFS	35	1,955,378	9.89%
5	Commerce/TD Bank (Canada)	12	1,187,898	6.01%
6	Royal Bank of Scotland Group/Citizens (Scotland)	27	1,026,203	5.19%
7	Artisans’ Bank (DE)	14	512,774	2.59%
8	CB Financial Corp. (DE)	9	287,548	1.45%
9	Fulton Financial Corp. (PA)	13	262,520	1.33%
10	First Wyoming Financial Corp. (DE)	6	243,050	1.23%

	Top 10	191	17,044,530	86.20%
	Total (1-24)	251	19,772,101	100.00%

Market Opportunities

Deposit & Loan Growth

•	Customer Deposits
–	$228 million or 15% of growth over 2007
–	$173 million during 4th Quarter of 2008
•	Excluding branch acquisition, organic growth of $78 million or 20% (annualized)

•	Net Loans
–	$210 million or 9% of growth over 2007
–	$114 million or 20% growth (annualized) during 4th Quarter of 2008

•	Over the last 6-9 months there has been evidence of significant re-intermediation to community banks; our relationship / engagement model is attracting more than our fair share

Focused Business Model

Engaged Associates	Delivering Steller Service	Creating Customer Advocates	Building Shareholder Value

• Consistently ranked in the top quintile of all companies surveyed (1) • WSFS has been recognized by The Wilmington News Journal as a “Best in the Business” company three years in a row	• Gallup survey shows WSFS best among top players in market at delivering service (1)

•   Customer advocacy survey places WSFS above the 90th percentile, which is considered a world-class service level (1)

•   On a scale of 1-5, 40% of WSFS customers gave us a “5” saying “I can’t imagine a world without WSFS” (1)

• Builds sustainable real profit growth • Leads to increased shareholder value

(1) Completed by the Gallup Organization

Management Team

•	Mix of seasoned bankers and newer talent
•	Bonuses and equity awards based on performance
–	ROA
–	ROE
–	EPS growth

•	Near 12% insider ownership(1)

(1)	As defined in the proxy, plus WSFS shares held in 401(k)

Performance Indicators

•	Proforma, excludes one-time items listed on reconciliation, see Appendices 1 and 2.
•	Median Peer information.

25

Stock Information

WSFS and Peer Group ratios calculated using stock price as of March 10, 2009 and tangible book values as of December 31, 2008, and 2009 consensus estimates.

Appendices

GAAP to Proforma Reconciliation

	As Reported				Proforma
	Three months		Trust	Trust	Three months
	ended	Year ended	Preferred	Preferred	ended	Year ended
	December 31,	December 31,	Charge	Charge	December 31,	December 31,
	2005	2005	(4th Qtr)	(2nd Qtr)	2005	2005
Net interest Income	$ 18,536	$ 73,642	$ 615	$ 1,113	$ 19,151	$ 75,370
Provision	1,006	2,582	-	-	1,006	2,582
Noninterest Income	9,499	34,653	-	-	9,499	34,653
Noninterest Expense	16,154	62,877	-	-	16,154	62,877
Minority Interest	11	133	-	-	11	133
Taxes	3,771	14,847	215	385	3,986	15,447
Net Income	$ 7,093	$ 27,856	$ 400	$ 728	$ 7,493	$ 28,984

Total Assets		$ 2,656,204	$ 2,656,204	$ 2,656,204		$ 2,656,204
Interest Earning Assets	2,456,590				2,456,590
Equity		188,499	188,499	188,499		188,499
Average Shares		7,152,227	7,152,227	7,152,227		7,152,227

ROA		1.05%	0.01%	0.03%		1.09%
ROE		14.78%	0.21%	0.39%		15.38%
Net Interest Margin	3.06%		0.10%		3.16%
EPS		$ 3.89	$ 0.06	$ 0.10		$ 4.05

Securities (losses) gains for the years ended December 31 2006, 2005, 2004 and 2003 were ($1,981), ($605), $249, and $515, respectively.

Appendix 1

GAAP to Proforma Reconciliation

	As Reported					Proforma
	Three					Three
	months ended	Year ended				months ended	Year ended
	September 30,	December 31,	BOLI	Sale of	Trust Preferred	September 30,	December 31,
	2006	2006	Income	MBS	Charge	2006	2006
Net interest Income	$ 19,120	$ 77,899	$ -	$ -	$ 411	$ 19,531	$ 78,310
Provision	319	2,738	-	-	-	319	2,738
Noninterest Income	10,309	40,305	(1,688)	1,940	-	10,561	40,557
Noninterest Expense	17,587	69,314	80	-	-	17,667	69,394
Minority Interest	9	51	-	-	-	9	51
Taxes	3,511	15,660	28	689	146	4,374	16,523
Net Income	$ 8,003	$ 30,441	$ (1,796)	$ 1,251	$ 265	$ 7,723	$ 30,161

Total Assets		$ 2,956,372					$2,956,372
Interest Earning Assets	2,698,270					2,698,270
Equity		197,350					197,350
Average Shares		6,903,702					6,903,702

ROA		1.03%					1.02%
ROE		15.42%					15.28%
Net interest margin	2.88%				0.06%	2.94%
EPS		$ 4.41	$ (0.26)	$ 0.18	$ 0.04		$ 4.37

Appendix 2

Notes